UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2005

VULCAN INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

   1-10219

     31-0810265

    (State or other jurisdiction of

(Commission

  (I.R.S. Employer

    incorporation or organization)

File Number)

Identification Number)

300 Delaware Avenue,  Suite 1704,  Wilmington, Delaware   19801

(Address of principal executive offices, including Zip Code)

(302) 427-5804

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 8.01

Other

On January 18, 2005, Vulcan International Corporation issued a news release announcing that its wholly owned subsidiary, Vulcan Property Management Co. purchased a four story 68,612 square foot building in Cincinnati, Ohio on January 18, 2005 for $3,400,000.  A copy of the news release is attached to this report as Exhibit 99.1 and is furnished under this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VULCAN INTERNATIONAL CORPORATION

Date:  January 18, 2005

By:  /s/ Vernon E. Bachman

Vernon E. Bachman

Vice President, Secretary-Treasurer